Exhibit 99.2

Exhibit 99.2

Ramesh Srinivasan

November 8, 2013

Forward-Looking Statement

During this presentation and the Q&A session, various remarks constitute forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward-looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Bally to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Bally to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended October 31, 2012, and our more recent reports filed with the U.S. Securities and Exchange Commission including the Form 10-Q for the quarter ended January 31, 2013, the Form 10-Q for the quarter ended April 30, 2013 and the Form 10-Q for the quarter ended July 31, 2013. The Company can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda

Bally Technologies Overview

Outperforming The Competition

Years of Service

Acquisitions

Bally + SHFL

Q&A

Bally Mission Statement

To be the best supplier of innovative and quality technology-based products and services in the gaming industry.

Bally Technologies Overview

Gaming Equipment

State-of-the-Art Cabinets Enhanced Game Mechanics Video & Specialty Games

Gaming Operations

Wide Area Progressives Premium Class III Video Lottery

Casino Systems

ROI-Driven Products for Entire Floor Customer Choice & Flexibility Broad Functionality Across All Platforms

Interactive

First Licensed Open Architecture

Land-Based System Integration Leader in Mobile Best-in-Class Content

% LTM 34% 41% 25% New

Revenue Business Area

Revenue Growth

$997

$1,000 $852 $844 $880

$778 $758

$800 $635

$600 $484 $493

Millions $400

$200

$0

FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13

Revenue By Quarter

$120 113.7M

102.8M

$100

$80 76.1M

Millions $60

$40

$20

$0

Gaming Equipment Gaming Operations Systems

Employee Growth

56% R&D

4,000

R&D Employees 3,443 3,411

3,146

3,000 45% 2,590 2,623 2,827

R&D 2,471

1,894

2,000 1,577

1,000 1,934 1,906

1,730

961 1,208 1,307 1,365 1,505

713

-

FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 Q1

Employee Locations

Las Vegas, Nevada

Reno, Nevada

Pleasanton, California

San Diego, California

Huntington Beach, California

Fife, Washington

Denver, Colorado

Scottsdale, Arizona

Lisle, Illinois Slovenia

Kennesaw, Georgia Mexico City, Mexico Rome, Italy

Oklahoma City, Oklahoma Buenos Aires, Argentina Gibraltar

Biloxi, Mississippi Montevideo, Uruguay Malta

Davie, Florida Lima, Peru Gauteng, South Africa

Egg Harbor Township, New Jersey Amsterdam, Netherlands Chennai, India

Chester, New York Diemen, Netherlands Bangalore, India

Dover, Delaware Chester, England Macau

Glen Burnie, Maryland London, England Singapore

Toronto, Canada Nice, France Sydney, Australia

Santurce, Puerto Rico Lyon, France Auckland, New Zealand

R&D Centers

Egg Harbor

Township, New Nice, France

Jersey

Kennesaw,

Georgia

Las Vegas, Nevada Chennai, India

Reno, Nevada Bangalore, India

Pleasanton, California

San Diego, California

Huntington Beach,

California Sydney, Australia

Scottsdale, Arizona

Outperforming The Competition

5% 55% 102%

($127M) $246M $504M

$2,467 $2,340

Millions $997

$697

$451 $493

FY06 FY13 FY06 FY13 FY06 FY13

Gaming Companies Revenue

FY = July through June

Outperforming The Competition

-33% -8%

($231M)($4M) $297M

$710

$479

Millions $236

$49 $45 -$61

FY06 FY13 FY06 FY13 FY06 FY13

Gaming Companies Operating Income

FY = July through June

Outpacing The Competition

5 2

4 10

3 12

2 17

1 48

BALLY’S INNOVATION LAB:

More Than 300 Patent Applications Filed During Last Four Years

Innovation Awards(1) Won During the Last Four Years

(1) Awards Granted by Gaming & Technology Awards, Top 20 Most Innovative, HOT Awards, Slot-Floor Technology Awards, and others as of August 1, 2013.

Executives – Average Years of Service

Senior Vice

Presidents

12 Years

9 Years

Vice

Presidents

9 Years

Senior

Directors

8 Years

BETTER TOGETHER

Executives From Acquisitions

Casino Marketplace Development Corp
October 2001 – 12 Years

- Derik Mooberry, Senior Vice President Product & Operations

Advanced Casino Systems Corp
November 2001 – 12 Years

- Tom Reilly, Vice President Systems Sales

Sierra Design Group
November 2003 – 10 Years

- Bryan Kelly, Senior Vice President Technology
- Michael Delaney, Vice President Development
- Loren Nelson, Vice President Engineering
- Lars Perry, Vice President Intellectual Property
- Craig Bullis, Vice President Operations
- Walter Eisele, Vice President Technology

Aurora Design, Inc.
November 2010 – 3 Years

- Joseph 'Randy' Hedrick, Vice President Engineering

MacroView Labs
November 2011 – 2 Years

- Aron Ezra, Vice President Software Development



15

Combining Complementary Products and Operations

• Lease of electronic gaming machines with premium content, including Wide-Area

Gaming Operations Progressives

Systems • Slot monitoring, player tracking, marketing and intelligence technology

BALLY Electronic Gaming • Sale of electronic gaming machines, conversion kits, parts and used games

Machines

• Leading table and slot content distributed through a combined iGaming Platform and

iGaming Remote Gaming Server

Proprietary Table • Products that enhance existing table game operations, including premium table

SHFL Games games, side bets, add-ons and progressives

• Products combining electronic betting interfaces with a live dealer and cards or a live

Electronic Table wheel that are designed to improve game speed and security while reducing

Systems expenses

Utility • Products designed to provide security and enhance productivity, including various models of automatic card shufflers to suit specific games, as well as deck checkers and roulette chip sorters

Significantly Broadens Our Combined Products

& Services

Electronic

Gaming Gaming Machines

Operations

Utility Proprietary Table Electronic

Games Table Systems

Mobile Concierge Apps Social Casino Offering Core Systems Online Casino Wagering

An Excellent Combination of Two Innovative, Highly Complementary and Customer-Centric Companies

Creates world-class

end-to-end gaming technology

innovator with the most

diversified suite of products

and successful brands for

casino floors

Combination expected Delivers geographic

to create near- and long-term and revenue diversification

value for employees, customers + while enhancing recurring

and shareholders revenue base

Provides Bally with expanded

and enhanced presence in

key strategic international

markets

Why SHFL?

Talented, Dedicated People Market Leadership High-Margin Businesses Robust IP Portfolio Unique and Diverse Offerings Strong Recurring Revenue A Truly Global Company

Some Thoughts To Leave You With…

Always do the right thing.

Bally and SHFL are both growing, profitable companies.

When in doubt, always help your fellow employees and customers.